UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 April 16, 2007
                                 --------------
                                 Date of Report
                        (Date of earliest event reported)


                             Kearny Financial Corp.
                             ----------------------
             (Exact name of Registrant as specified in its Charter)

       United States                    0-51093                     22-3803741
 ----------------------------       ---------------               -------------
 (State or other jurisdiction       (SEC Commission               (IRS Employer
     of incorporation)                 File No.)                  Identification
                                                                      Number)

120 Passaic Avenue, Fairfield, New Jersey                             07004
-----------------------------------------                             -----
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code: (973)244-4500
                                                    -------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

___  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

___  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                             KEARNY FINANCIAL CORP.


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
          ----------------------------------------------------------------------
          Appointment of Certain Officers; Compensatory Arrangements  of Certain
          ----------------------------------------------------------------------
          Officers.
          ---------

The Registrant announced that on April 16, 2007, the Board of Directors of Kearny Federal Savings Bank (the "Bank") a wholly-owned subsidiary of the Registrant, approved, effective July 1, 2007, "freezing" increases in all future benefit accruals based upon changes in participant service and compensation under the Kearny Federal Savings Bank Pension Plan, a non-contributory defined benefit pension plan. This action also includes "freezing" the benefit accruals under the Benefits Equalization Plan related to the defined benefit pension plan. These actions are intended to provide the Registrant with additional flexibility in managing the costs associated with the benefit plans provided to the Registrant's employees while still preserving all retirement plan participants' earned and vested benefits.

The Registrant, Kearny Financial Corp., is the holding company for Kearny Federal Savings Bank, which operates from its administrative headquarters building in Fairfield, New Jersey, and 26 retail branch offices located in Bergen, Hudson, Passaic, Morris, Middlesex, Essex, Union and Ocean Counties, New Jersey. At December 31, 2006, Kearny Financial Corp. had total assets, deposits and stockholders' equity of $2.02 billion, $1.48 billion and $471.3 million, respectively. Shares of Kearny Financial Corp.
trade on the NASDAQ Global Select Market under the symbol "KRNY."

Statements contained in this news release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by Kearny Financial Corp. with the Securities and Exchange Commission from time to time. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           KEARNY FINANCIAL CORP.


Date: April 19, 2007                       By:    /s/Craig L. Montanaro
                                                  ------------------------------
                                                  Craig L. Montanaro
                                                  Senior Vice President and
                                                  Director of Strategic Planning